UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Commencement of Rights Offering

On November 21, 2023, Groupon, Inc. (the “Company”) commenced its previously announced
$80.0 million fully backstopped rights offering (the “Rights Offering”). The Company expects to receive gross proceeds of $80.0 million, less expenses related to the Rights Offering. Pursuant to the Rights Offering, the Company will distribute to all eligible stockholders as of 5:00 p.m., New York City time on November 20, 2023 (the “Record Date”), at no cost and on a pro rata basis, non-transferable basic subscription rights to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a subscription price of $11.30 per share. Each basic subscription right will entitle the rights holder to purchase 0.222257 shares of Common Stock.

The Rights Offering is fully backstopped by Pale Fire Capital SICAV a.s. (the “Backstop Party”), an entity affiliated with Dusan Senkypl, the Company’s Interim Chief Executive Officer and a member of the Board of Directors (the “Board”), and Jan Barta, a member of the Board. Pursuant to the terms of the previously disclosed binding Backstop Agreement, dated November 9, 2023, by and between the Company and the Backstop Party and subject to the satisfaction of certain conditions thereunder, the Backstop Party has committed to (i) fully exercise its basic subscription rights prior to 5:00 p.m., New York City time on January 17, 2024 (the “Expiration Date”) and (ii) fully purchase any and all unsubscribed shares in the Rights Offering following the Expiration Date at a price of $11.30 per share and on the same terms and conditions as other rights holders (the “Remaining Shares”). The Remaining Shares will be issued to the Backstop Party in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder.

The Rights Offering includes an over-subscription privilege to permit each rights holder that exercises its basic subscription rights in full to purchase additional shares of Common Stock (if any) that remain unsubscribed on the Expiration Date. The availability of the over-subscription privilege is subject to certain terms and restrictions as set forth in the prospectus supplement relating to the Rights Offering filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “prospectus supplement”). If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the number of shares of Common Stock offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the rights holders exercising their respective over-subscription privileges based on the basic subscription amounts of such rights holders.

The Company reserves the right to extend, amend or terminate the Rights Offering, subject to certain conditions, at any time.

The offering of the Company’s Common Stock is being made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-273533) (the “Registration Statement”) on file with the SEC, including the base prospectus contained therein, and the prospectus supplement. Additional information regarding the Rights Offering is set forth in the prospectus supplement (and the accompanying base prospectus).

Copies of the prospectus supplement (and accompanying base prospectus) can be accessed through the SEC’s website and subscription documents will be distributed to all holders of record on the Record Date beginning on or about November 21, 2023. Holders of shares of Common Stock held in “street name” through a brokerage account, bank or other nominee should contact their broker, bank or other nominee for details regarding participation in the Rights Offering. For any questions or further information about the Rights Offering, please contact Kroll Issuer Services (US), which will be acting as the information agent for the Rights Offering, at (844) 369-8502 (Toll-Free) or (646) 651-1193 (International), or via email at groupon@is.kroll.com.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any offer, solicitation or sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

In connection with the Rights Offering, the Company is filing certain ancillary documents as Exhibits 4.1, 99.1, 99.2 and 99.3 to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement. Also in connection with the Rights Offering, the Company is filing, as Exhibit 5.1, the opinion of Winston & Strawn LLP, counsel to the Company, in connection with the issuance of the Common Stock upon exercise of the basic subscription rights and over-subscription privilege, if applicable. The foregoing descriptions of Exhibits 4.1, 5.1, 99.1, 99.2 and 99.3 do not purport to be complete and each is qualified in its entirety by reference to the full text of such exhibit.

On November 21, 2023, the Company issued a press release announcing the launch of the Rights Offering. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Conversion Rate Adjustment under Convertible Notes Indenture

Pursuant to Section 14.04(c) of the Indenture, dated as of March 25, 2021, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (as amended, supplemented or otherwise modified to the date hereof, the “Indenture”), governing the terms of the Company’s 1.125% Convertible Senior Notes due 2026 (the “Convertible Notes”), the conversion rate of the Convertible Notes has been adjusted from 14.6800 per $1,000 principal amount of Convertible Notes to 15.6619 per $1,000 principal amount of Convertible Notes, effective immediately prior to the open of business on the Ex-Dividend Date for the Rights Offering which is November 17, 2023, as a result of the Company’s distribution of rights to acquire shares of the Company’s Common Stock to all holders of record on the Record Date in connection with the Rights Offering (such adjusted Conversion Rate, the “Adjusted Conversion Rate”).

In accordance with Section 14.04(c) of the indenture, the Company has calculated the Adjusted Conversion Rate pursuant to the following formula:

Where,

CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for the Rights Offering;

CR1 = the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for the Rights Offering;

SP0 = the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for the Rights Offering; and

FMV = the fair market value (as determined by the Company in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for the Rights Offering.

SumUp Share Purchase Agreement

As previously disclosed, on November 9, 2023, the Company entered into a Share Purchase Agreement pursuant to which the Company agreed to sell shares representing approximately 11.7% of its approximate 2.08% interest in SumUp Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) (“SumUp”), to other investors in SumUp (the "Second SumUp Transaction"). Subsequently in late November 2023, the Second SumUp Transaction was finalized and the Company received cash of $10.2 million in connection with the Second SumUp Transaction.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s future results of operations and financial position, business strategy and plans and the Company’s objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs, including, without limitation, the Company’s expectations regarding the Rights Offering, including the size, timing, price, and use of proceeds. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Factors that may cause such differences include prevailing market conditions, whether holders of record will exercise their rights to purchase Common Stock and the amount subscribed, and whether the Company will be able to successfully complete the Rights Offering, in addition to (without limitation), the Company’s ability to execute, and achieve the expected benefits of, the Company’s go-forward strategy; execution of the Company’s business and marketing strategies; volatility in the Company’s operating results; challenges arising from the Company’s international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which the Company operates and geopolitical instability resulting from the conflicts in Ukraine and the Middle East; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third- party business partners; retaining existing customers and adding new customers; competing successfully in the Company’s industry; providing a strong mobile experience for the Company’s customers; managing refund risks; retaining and attracting members of the Company’s executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; the Company’s reliance on email, internet search engines and mobile application marketplaces to drive traffic to the Company’s marketplace; cybersecurity breaches; maintaining and improving the Company’s information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting the Company’s intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulations of the Internet and e-commerce; classification of the Company’s independent contractors, agency workers or employees; the Company’s ability to remediate its material weakness over internal control over financial reporting; risks relating to information or content published or made available on the Company’s websites or service offerings the Company makes available; exposure to greater than anticipated tax liabilities; adoption of tax laws; the Company’s ability to use its tax attributes; impacts if the Company becomes subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; the Company’s ability to raise capital if necessary; the Company’s ability to continue as a going concern; risks related to the Company’s access to capital and outstanding indebtedness, including the Company’s Convertible Notes; the Company’s Common Stock, including volatility in the Company’s stock price; the Company’s ability to realize the anticipated benefits from the capped call transactions relating to the Convertible Notes; difficulties, delays or the Company’s inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Part II, Item 1A. Risk Factors of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, and the Company’s other filings with the SEC, copies of which may be obtained by visiting the Company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect the Company’s expectations as of November 21, 2023. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in the Company’s expectations.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.
4.1	Form of Subscription Rights Certificate.
5.1	Opinion of Winston & Strawn LLP.
23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1).
99.1	Instructions as to Use of Groupon, Inc. Rights Certificate and Subscription Form.
99.2	Letter to Stockholders who are Record Holders.
99.3	Letter to Stockholders who are Nominee Holders.
99.4	Press Release, dated November 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: November 21, 2023
By: /s/ Jiri Ponrt Name: Jiri Ponrt Title: Chief Financial Officer